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                                    McM Funds

                         McM Principal Preservation Fund
                       McM Intermediate Fixed Income Fund
                              McM Fixed Income Fund
                                McM Balanced Fund
                           McM Equity Investment Fund

                         Supplement dated June 22, 2001

                                     To the

                       Prospectus dated September 14, 2000



         The Board of Trustees of McM Funds has authorized a special meeting of the shareholders of the McM Funds (the "Trust") to be held on September 14, 2001. At the meeting, shareholders of each series of the Trust (each a "Fund" and collectively the "Funds") will be asked to approve a new investment advisory agreement (the "New Agreement") for each Fund. The Board also unanimously determined to recommend that shareholders approve each New Agreement.

         Shareholder approval of each New Agreement is required because McMorgan & Co. has entered into an agreement with New York Life Investment Management Holdings LLC ("NYLIM") whereby McMorgan Acquisition Company LLC, a wholly-owned subsidiary of NYLIM, will acquire substantially all of the assets of McMorgan & Co. on or about September 28, 2001. Upon completion of the transaction, McMorgan Acquisition Company LLC will change its name to "McMorgan & Company LLC." NYLIM is a wholly-owned subsidiary of New York Life Insurance Company.

         The ownership change is not expected to affect the management of the Funds, as there are no anticipated changes to the McMorgan & Co. investment team. McMorgan & Co. will retain its management and present location at One Bush Street, Suite 800, San Francisco, CA 94104.

         Each New Agreement is substantially identical to the current agreement for each Fund. Shareholder approval of each New Agreement would not increase the management fee paid by any Fund. The current investment advisory agreement will terminate automatically when the transaction takes place.

         Proxy materials regarding the special meeting of shareholders are expected to be mailed on or about July 16, 2001 to shareholders of record as of July 6, 2001.

         Investors should retain this supplement with the prospectus for future reference.